UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21344
                                                     ---------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)


                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        1001 Warrenville Road, Suite 300
                                 LISLE, IL 60532
               --------------------------------------------------
                     (Name and address of agent for service)


        registrant's telephone number, including area code: 630-241-4141
                                                            ------------

                         Date of fiscal year end: MAY 31
                                                  ------
                   Date of reporting period: NOVEMBER 30, 2007
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                [GRAPHIC OMITTED]

                                                               SEMI-ANNUAL
                                                                 REPORT

                                                        FOR THE SIX MONTHS ENDED
                                                            NOVEMBER 30, 2007

                                                        FIRST TRUST/
                                                        FOUR CORNERS
                                                        SENIOR FLOATING
                                                        RATE INCOME FUND

[LOGO] FOUR CORNERS                                           [LOGO] FIRST TRUST
CAPITAL MANAGEMENT                                            ADVISORS L.P.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

         FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND (FCM)
                               SEMI-ANNUAL REPORT
                                NOVEMBER 30, 2007

Shareholder Letter ........................................................    1
Portfolio Commentary ......................................................    2
Portfolio Components ......................................................    5
Portfolio of Investments ..................................................    7
Statement of Assets and Liabilities .......................................   16
Statement of Operations ...................................................   17
Statements of Changes in Net Assets .......................................   18
Statement of Cash Flows ...................................................   19
Financial Highlights ......................................................   20
Notes to Financial Statements .............................................   21
Additional Information ....................................................   27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that can help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by Michael P. McAdams and Robert I. Bernstein of the Fund's Sub-Advisor, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Four Corners are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

         FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND (FCM)
                               SEMI-ANNUAL REPORT
                                NOVEMBER 30, 2007

Dear Shareholders:

We believe investment opportunities abound, both here and abroad, affording the potential for exceptional returns for investors. At First Trust Advisors L.P. ("First Trust"), we realize that we must be mindful of the complexities of the global economy and at the same time address the needs of our customers through the types of investments we bring to market.

We are single-minded about providing a range of investment products, including our family of closed-end funds, to help First Trust meet the challenge of maximizing our customers' financial opportunities. Translating investment ideas into products which can deliver performance over the long term while continuing to support our current product line remains a focus for First Trust as we head into the future.

The report you hold will give you detailed information about your investment in First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") for the six-month period ended November 30, 2007. I encourage you to read this report and discuss it with your financial advisor.

First Trust is pleased that the Fund is a part of your financial portfolio and we will continue to offer you current information about your investment, as well as new opportunities in the financial marketplace, through your financial advisor. We value our relationship with you and appreciate the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
President of First Trust/Four Corners Senior Floating Rate Income Fund January 15, 2008

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

The primary investment objective of the First Trust/Four Corners Senior Floating Rate Income Fund ("FCM" or "the Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of senior secured floating-rate corporate loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The six-month period ended November 30, 2007 was the most volatile period in the senior secured floating-rate loan ("Senior Loan") market in recent years. Despite record low default rates and minimal credit losses, the Senior Loan benchmark index, the S&P/LSTA Leveraged Loan Index (the "Index"), registered two of its three worst months ever during the six-month period.(1) As described in more detail below, this negative and volatile performance was primarily caused by the spillover impact from the sub-prime crisis on technical conditions in the Senior Loan market as opposed to fundamental credit erosion. As a reminder, most Senior Loans have minimal direct exposure to sub-prime mortgage assets.

Credit spreads had been generally tightening from 2002 until June 2007. Sustained double-digit earnings growth during four years of economic expansion contributed to investors' increased comfort with credit risk. This resulted in a dramatic increase in demand for Senior Loans which drove down credit spreads and loosened credit terms. When the sub-prime crisis began in the spring, Senior Loan credit spreads were near all-time low levels. In addition, the supply of credit products was also reaching an all-time high as private equity firms sought to take advantage of favorable credit markets with commercial and investment banks all too eager to provide committed Senior Loan and high-yield bond financing for record amounts of mergers and acquisitions on borrower-friendly terms.

The record amount of Senior Loan supply coincided with a swift and severe decline in demand for Senior Loans primarily as a result of the sub-prime crisis. Structured, securitized investment products such as collateralized loan obligations ("CLOs") have in recent years been the main buyers of Senior Loans. Over the past five years, approximately 60% of all Senior Loans have been purchased by CLOs.(2) Many CLO investors invest in a variety of securitized products, including mortgages and sub-prime mortgages. Despite the fact that CLOs continue to perform quite well, there has been a dramatic global reduction in demand for all structured product assets, including CLOs. This increase in supply and decrease in demand created an imbalance that has resulted in a dramatic decline in Senior Loan prices.

The reduced demand by CLOs for Senior Loans was, until recently, being partially made up for by non-traditional Senior Loan investors such as hedge funds, distressed investors, dislocation funds and equity-income funds. However, many of these investors may be approaching or have reached their investable limits in Senior Loans. We believe that these investors will continue to have incremental demand for loans and thereby improve technical conditions in the short-term. However, we also believe that compared to historical periods, the increased role of these investors will result in higher volatility for the foreseeable future.

PERFORMANCE ANALYSIS

FCM generated a total return of (14.71%)(3) including market price change and dividends for the six-months ended November 30, 2007. The Fund's net asset value ("NAV") total return was (4.58%)(4) over the same period. The NAV return trailed the Index return of (1.54%). The Fund's performance includes the negative impact of leverage in a negative return environment as well as the negative impact of fees, expenses and un-invested cash balances, which are not part of the benchmark return. However, if there was a bright spot to the Fund's performance, it came in the form of relative outperformance of its peers. FCM's NAV return exceeded the peer group average of (5.12)%, and the Fund was one of the top-performing "pure-play" fund(5) over the past six months as a result of its focus on high credit quality versus some of its peers. The Fund's closing price on November 30, 2007 was $15.38, which represented a 10.9% discount to its NAV, compared to the Fund's discount to NAV of 0.4% six months earlier.

While credit spreads have widened significantly in the second half of 2007, the underlying FCM portfolio is still made up primarily of Senior Loans purchased during the last several years. The credit spreads on these Senior Loans are generally below the spreads on Senior Loans which are being issued in the current environment. As the Senior Loans in the Fund prepay, we will re-invest the proceeds of these Senior Loans in newly issued Senior Loans that we expect to be on better economic and structural terms than those which were issued prior to the recent loan market correction.

----------
(1)   Since its inception in 1997.

(2)   According to Standard & Poor's "A Guide to the Loan Market" - October
      2007.

(3) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market value.

(4) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load.

(5) A smaller subset (FCM, FCT, PPR, TLI and VVR) of the broad peer group, which invest almost exclusively in senior loans. We refer to this smaller subset as the "pure-play" senior loan closed-end funds, and we believe that these funds are generally more comparable to FCM as the non-senior loan holdings are routinely less than 5% of the fund.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The credit spread compression of recent years finally took its toll on the Fund's dividend in September. The Fund, which had previously increased its dividend 14 times, cut its dividend for the first time in October since its inception in September 2003. The dividend distribution totaled $0.69 per Common Share during the past six months, which represented an 5.5% decrease over the prior six months ended November 30, 2007. Based on the Fund's current dividend, FCM's distribution rate is 8.0% calculated on the Fund's share price and 7.1% based on the Fund's NAV as of November 30, 2007, which was slightly lower than the pure play peer group averages of 8.8% and 8.0%, respectively. The Fund saw its credit spread decline by more than the market-wide spread decline, which we believe was largely a result of our purposeful effort to avoid some of the wider spread and higher risk Senior Loans that were being issued during the first half of the year. This impacted dividends in the short-term, but should improve overall performance in the long-term, in our opinion.

While we are disappointed with the Senior Loan market's heightened volatility and poor market price performance, we do believe that the recent correction is healthy and good for the market overall. Credit standards had been eroding recently amid an excess of demand for Senior Loans compared to their supply, and the correction has already resulted in new loans being issued on more favorable economic and structural terms.

As discussed above, the Senior Loan market witnessed a marked increase in volatility during the period covered by this report. The Fund's experience was no different as both the Fund's price and NAV experienced unprecedented swings and, at the end of the period, the Fund's discount to its NAV had widened to near-record levels. During the period, the Fund's NAV fluctuated from a high of $18.81 to a low of $17.24, a difference of $1.57 per Common Share, whereas the market price of the Fund closed as high as $18.73 and as low as $14.77, a difference of $3.96 per Common Share.

                                   MANAGER Q&A

WHAT IS YOUR OVERALL MARKET OUTLOOK?

We believe that a cyclical slowing of the U.S. economy is probable but a recession in the near term is unlikely. In general, U.S. corporations have healthy balance sheets and high cash positions, and continue to perform to plan. Inflation remains moderate, employment remains strong and the U.S. economy is boosted by strong growth overseas and an improved trade balance. These factors support our belief of a continued below-average default rate environment of Senior Loans over the next 12 months. While higher energy prices and ongoing problems in the U.S. housing market will weigh most heavily on loans in real estate, building materials, retail and automotive sectors, our economic outlook is supportive of slower but still positive economic and earnings growth.

WHAT IS YOUR OUTLOOK FOR THE SENIOR LOAN MARKET?

We expect that technical imbalances, rather than credit fundamentals, will be the more immediate challenge to the Senior Loan market. The pipeline of new Senior Loans that was committed to by commercial and investment banks (but has yet to be distributed) exceeds $150 billion, a large number by any measure. Many of these financing commitments were made in the first half of 2007, with the expectation that the debt would be sold into a receptive market as the transactions neared completion. The rapid change in the credit markets has resulted in the banks having to hold loans with terms that are no longer appealing to loan investors. The number and size of these commitments, combined with their terms no longer being "market," will continue to weigh on the market until these loans are distributed or otherwise removed from the supply overhang.

Likewise, there is no imminent solution to the demand reduction which resulted from reduced CLO issuance. While non-traditional investors will likely continue to see value in the Senior Loan market, the sheer magnitude of the new issue pipeline, combined with the sharp reduction in demand, will continue to create a supply-demand imbalance for the foreseeable future. We expect this imbalance to result in increased and persistent price volatility in excess of historical levels.

The average spread to maturity implied by current market prices approximates L+400, which is historically high particularly in an environment of record low default rates. While we do expect default rates to increase, we think that current spread levels are very compelling for senior secured risk. It is also worth reminding investors that Senior Loans generally hold one of the most senior positions in the capital structure of a business entity (the "Borrower"), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower. They are senior to the claims held by subordinated debt holders and stockholders of the Borrower.

WHAT IS THE INVESTMENT STRATEGY AND PORTFOLIO COMPOSITION OF THE FUND CURRENTLY?

The investment strategy employed is to achieve the Fund's objectives through entire economic and credit cycles. Many managers of Senior Loan-based closed-end funds invest up to 20% or more of their portfolios in high-yield bonds in order to boost yields in the short run. FCM, on the other hand, is a "pure play" strategy that generally does not invest in high-yield bonds, and focuses primarily on Senior Loans. In some market environments, the Fund's pure play strategy will result in lower current dividends/yields than some other Senior Loan-based closed-end funds with meaningful allocations to high-yield bonds. However, we believe that our investment strategy can result in lower NAV volatility and higher NAV returns while maintaining competitive dividends/yields.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (CONTINUED)
--------------------------------------------------------------------------------

The Fund's investment strategy focuses on thorough fundamental credit analysis, broad issuer and industry diversification, and a proactive sell discipline in order to minimize risk. The Fund's portfolio is generally more heavily weighted towards industry groups that we expect to exhibit lower earnings volatility, and which we expect to provide high recoveries to senior lenders in circumstances where earnings volatility does occur. The Fund is broadly diversified with over 150 issuers across 40 industries. At November 30, 2007, the five largest individual borrower exposures in total represented 10.0% of the Fund's portfolio.

As mentioned in prior reports, the Fund is leveraged using Money Market Cumulative Preferred(R) Shares. The terms and conditions of the leverage provide the Fund with the ability to borrow on a floating-rate basis. Since the income generated by the Fund's Senior Loan investment portfolio is also floating rate, the Fund is less exposed to interest rate risk than a closed-end fund with a fixed-rate investment portfolio, and investors will generally benefit from portfolio leverage (in a positive return environment) regardless of short-term interest rates. At November 30, 2007, the portfolio leverage accounted for 41.1% of the Fund's total managed assets.

                                   SUB-ADVISOR

Four Corners Capital Management, LLC ("Four Corners") was founded in 2001 by a team of investment professionals and an affiliate of Australia-based Macquarie Bank, Ltd. ("Macquarie"). Four Corners currently manages approximately $4.0 billion of assets (as of November 30, 2007), with an emphasis on Senior Loans. The experienced professionals at Four Corners specialize in structuring and managing Senior Loan-based products for a global client base. With multiple investment products, Four Corners' clients include institutional investors, corporations, investment funds, high net-worth and retail investors. Four Corners is an investment advisor registered under the Investment Advisors Act of 1940.

                            PORTFOLIO MANAGEMENT TEAM

MICHAEL P. MCADAMS, PRESIDENT AND CHIEF EXECUTIVE OFFICER

Mr. McAdams is responsible for overseeing Four Corners' investment and distribution activities. He has more than 29 years of experience in investment management and banking, all of which have been spent in leveraged finance. Prior to founding Four Corners, Mr. McAdams was with ING Capital Advisors, LLC, ("ICA") from 1995 to 2001. Mr. McAdams was a Founder of ICA and held the titles of President, Chief Executive Officer and Chief Investment Officer. Under his leadership, ICA completed over one dozen structured transactions and had over $7 billion in assets under management. Prior to working at ICA, Mr. McAdams was founding portfolio manager of the first retail senior floating rate loan fund, the Pilgrim Prime Rate Trust (NYSE: PPR), which he managed from its inception in 1988 through 1995. Mr. McAdams was previously employed by National Bank of Canada, where he was a member of one of the first teams to manage a non-originated U.S. corporate loan portfolio. Mr. McAdams began his banking career at Manufacturers Hanover Trust Company in New York. He received an MBA in Finance/Accounting from the University of California Los Angeles and dual BAs in Finance/Accounting and Eastern European Studies from California State University at Fullerton. Mr. McAdams has been an active member of the Loan Syndication and Trading Association and was its Chairman in 2001, its Vice Chairman in 2002 and has been a Board Member and/or served on committees reporting to the Board since 1998. Mr. McAdams received the 2006 Credit Investment News Outstanding Contribution award in the U.S. Loan Market.

ROBERT I. BERNSTEIN, CFA, CHIEF INVESTMENT OFFICER

Mr. Bernstein is responsible for managing Four Corners' investment process. He has over 16 years of experience in leveraged finance including senior secured loans, high-yield bonds and private equity investments. Mr. Bernstein was most recently a partner of The Yucaipa Companies, a Los Angeles-based private equity firm, where he completed M&A transactions and leveraged financings valued in excess of $4 billion. Previously, Mr. Bernstein was a Vice President in Bankers Trust's leveraged finance group, where he arranged senior loan and high-yield bond financings for financial sponsors and corporate issuers. Mr. Bernstein also worked in GE Capital's restructuring group, where he focused primarily on asset-based loans to distressed borrowers. Mr. Bernstein received an MBA in Finance from the University of Chicago and a BBA in Finance magna cum laude from Hofstra University. He has earned the Chartered Financial Analyst designation. Mr. Bernstein also served as an infantry officer in the U.S. Marine Corps.

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO COMPONENTS (a)
NOVEMBER 30, 2007 (UNAUDITED)

S&P RATING BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

B                                                                       7.34%
B-                                                                      0.66%
B+                                                                     13.18%
BB                                                                     21.06%
BB-                                                                    23.96%
BB+                                                                    12.57%
BBB                                                                     0.34%
BBB-                                                                    2.68%
CCC+                                                                    0.83%
CCC-                                                                    0.03%
NR                                                                     12.99%(b)
Cash/Cash Equivalents Total                                             4.36%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets applicable to Common Shareholders.

(b) The percentage of Senior Loan Interests not rated includes 8.29% of Senior Loan Interests that were privately rated upon issuance. The rating agencies do not provide ongoing surveillance on the private ratings.

NR    Not rated.


                    See Notes to Financial Statements                     Page 5

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO COMPONENTS (a)
NOVEMBER 30, 2007 (UNAUDITED)

ECONOMIC INDUSTRY BREAKDOWN

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

Media                                                                     18.66%
Health Care Providers & Services                                           9.70%
Hotels, Restaurants & Leisure                                              8.64%
Capital Markets                                                            5.85%
Real Estate                                                                4.19%
Electric Utilities                                                         4.02%
Oil & Gas                                                                  3.93%
Paper & Forest Products                                                    3.51%
Commercial Services & Supplies                                             3.47%
Chemicals                                                                  3.15%
Aerospace & Defense                                                        3.03%
IT Consulting & Services                                                   2.94%
Wireless Telecommunication Services                                        2.46%
Multi-Utilities                                                            2.30%
Pharmaceuticals                                                            2.27%
Specialty Retail                                                           1.99%
Road & Rail                                                                1.62%
Food & Drug Retailing                                                      1.55%
Diversified Consumer Services                                              1.52%
Containers & Packaging                                                     1.49%
Energy Equipment & Services                                                1.40%
Metals & Mining                                                            1.31%
Food Products                                                              1.18%
Internet Software & Services                                               0.99%
Diversified Financials                                                     0.97%
Automobiles                                                                0.97%
Computers & Peripherals                                                    0.96%
Insurance                                                                  0.96%
Semiconductors Equipment & Products                                        0.95%
Auto Components                                                            0.68%
Energy Equipment & Services                                                0.65%
Software                                                                   0.62%
Distillers & Vintners                                                      0.33%
Airlines                                                                   0.33%
Diversified Consumer Services                                              0.32%
Industrial Machinery                                                       0.31%
Internet & Catalog Retail                                                  0.31%
Construction & Engineering                                                 0.23%
Electrical Components & Equipment                                          0.21%
Home Builders                                                              0.03%

(a) Percentages are based on total investments. Please note that the percentages shown on the Portfolio of Investments are based on net assets applicable to Common Shareholders.


Page 6                     See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a)
NOVEMBER 30, 2007 (UNAUDITED)

  PRINCIPAL                                                          RATINGS (b)                           STATED
    VALUE                         DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - 162.7%

               AEROSPACE & DEFENSE - 5.2%
$    500,000   BE Aerospace, Inc. .............................     NR(e)     BBB       6.76%-6.95%       08/24/12     $    495,834
     832,736   DAE Aviation Holdings, Inc. ....................      B2       BB-       8.71%-9.08%       07/31/14          823,367
     167,264   DAE Aviation Holdings, Inc. ....................      B2       BB-       7.71%-8.08%       07/31/09          166,741
     645,020   GenCorp, Inc. ..................................      Ba2       BB       7.08%-7.34%       04/30/13          612,769
   1,093,594   ILC Industries, Inc. ...........................     NR(e)    NR(e)         7.45%          02/24/12        1,049,850
     838,801   Robertson Aviation, LLC ........................     NR(e)    NR(e)      8.09%-9.75%       04/19/13          826,219
     473,700   Safenet, Inc. ..................................      B1        B+          7.75%          04/12/14          435,804
                                                                                                                       ------------
                                                                                                                          4,410,584
                                                                                                                       ------------
               AGRICULTURAL PRODUCTS - 1.1%
     988,637   Dole Food Company, Inc. ........................      Ba3      BB-       6.94%-8.50%       04/12/13          927,095
                                                                                                                       ------------
               AIRLINES - 0.6%
     500,000   Delta Air Lines, Inc. ..........................      Ba2     NR(e)      6.84%-7.32%       04/30/12          473,125
                                                                                                                       ------------
               ALUMINUM - 1.1%
     685,781   Novelis Corp. ..................................      Ba2       BB          7.20%          07/06/14          649,206
     311,719   Novelis Inc. ...................................      Ba2       BB          7.20%          07/06/14          295,094
                                                                                                                       ------------
                                                                                                                            944,300
                                                                                                                       ------------
               APPAREL RETAIL - 1.8%
     729,570   Hanesbrands, Inc. ..............................      Ba2       BB       6.50%-6.82%       09/05/13          708,504
     822,785   Neiman Marcus Group (The), Inc. ................      Ba3      BB+          7.45%          04/06/13          790,079
                                                                                                                       ------------
                                                                                                                          1,498,583
                                                                                                                       ------------
               APPLICATION SOFTWARE - 1.1%
     938,462   Verint Systems .................................      NR        B+          7.47%          05/25/14          905,615
                                                                                                                       ------------
               ASSET MANAGEMENT & CUSTODY BANKS - 1.7%
     464,910   Gartmore Investment Management .................      Ba3      BB+          6.90%          05/11/14          436,086
   1,000,000   Nuveen Investments, Inc. .......................      Ba3      BB-       7.66%-7.78%       11/13/14          985,714
                                                                                                                       ------------
                                                                                                                          1,421,800
                                                                                                                       ------------
               AUTO PARTS & EQUIPMENT - 1.2%
   1,000,000   Federal Mogul Corp. (f). .......................      NR      NR(e)         6.55%          12/31/07          993,175
                                                                                                                       ------------
               AUTOMOBILE MANUFACTURERS - 1.7%
   1,496,250   General Motors Corp. ...........................      Ba3      BB-          7.62%          11/29/13        1,411,151
                                                                                                                       ------------
               AUTOMOTIVE RETAIL - 1.1%
     992,513   KAR Holdings, Inc. .............................      Ba3       B+          7.45%          10/18/13          937,038
                                                                                                                       ------------
               BROADCASTING & CABLE TV - 18.5%
   3,000,000   Charter Communications
                  Operating, LLC ..............................      B1        B+          6.99%          03/06/14        2,791,731
   1,000,000   Citadel Broadcasting Corp. .....................      Ba3      BB-       6.46%-6.83%       06/12/14          907,500
   1,970,000   CSC Holdings, Inc. .............................      Ba2       BB          6.42%          03/29/13        1,864,640
     997,500   Cumulus Media, Inc. ............................      Ba3       B         6.41-7.45%       06/07/14          941,641


                        See Notes to Financial Statements                 Page 7

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -(CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

  PRINCIPAL                                                          RATINGS (b)                          STATED
    VALUE                         DESCRIPTION                      MOODY'S    S&P         COUPON       MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               BROADCASTING & CABLE TV - (CONTINUED)
$  1,500,000   Gray Television, Inc. ..........................      Ba3       B+          6.73%          12/31/14     $  1,411,250
     990,000   PanAmSat Corp. .................................      Ba2       BB          6.71%          12/03/13          963,835
     500,000   Raycom Media, Inc. .............................       NR       NR          6.38%          06/25/14          475,000
     500,000   Sirius Satellite Radio, Inc. ...................       B1       B           7.06%          12/20/12          472,500
   1,996,250   Tribune Company ................................      Ba2       BB          8.24%          05/17/14        1,730,749
     500,000   Univision Communications, Inc. (g) .............       B3      CCC+         7.32%          03/29/09          489,375
   1,932,886   Univision Communications, Inc. .................      Ba3       B+       7.07%-7.21%       09/29/14        1,770,201
      67,114   Univision Communications, Inc. (h) .............      Ba3       B+        1.00% (i)        09/29/14           61,465
   2,000,000   UPC Distribution Holding B.V. ..................      Ba3       B           7.13%          12/31/14        1,882,500
                                                                                                                       ------------
                                                                                                                         15,762,387
                                                                                                                       ------------
               CASINOS & GAMING - 11.1%
     274,902   Cannery Casino Resorts, LLC ....................       B2       BB          7.0%           05/18/13          259,782
     224,409   Cannery Casino Resorts, LLC (h) ................       B2       BB     2.25%(i) -7.97%     05/18/13          212,066
     498,725   CCM Merger, Inc. ...............................      Ba3      BB-       7.02%-7.72%       10/21/12          481,270
     318,182   Golden Nugget, Inc. ............................       B1      BB-       6.69%-6.80%       06/14/14          301,478
     181,818   Golden Nugget, Inc. (h) ........................       B1      BB-        1.50% (i)        06/30/14          172,273
     496,250   Greenwood Racing, Inc. .........................       B2      BB-          7.08%          11/28/11          471,438
     410,735   Isle of Capri Casinos, Inc. ....................      Ba3      BB+       6.57%-6.74%       11/30/13          384,808
      88,235   Isle of Capri Casinos, Inc. (h) ................      Ba3      BB+        0.50% (i)        11/30/13           82,665
   2,394,000   Las Vegas Sands, LLC ...........................      Ba3       BB          6.95%          05/23/14        2,258,794
     600,000   Las Vegas Sands, LLC (h) .......................      Ba3       BB        0.75% (i)        05/23/14          566,114
     458,987   Penn National Gaming, Inc. .....................      Ba2      BBB-      6.60%-6.95%       10/03/12          453,035
   1,000,000   Seminole Tribe of Florida (h) ..................     NR(e)    NR(e)      6.44%-7.13%       03/05/14          979,377
   1,000,000   VML US Finance, LLC ............................       B1      BB-          7.45%          05/25/13          955,000
     535,714   WIMAR LANDCO, LLC ..............................       B2      BB-          7.45%          07/03/08          516,964
   1,411,314   WIMAR OPCO, LLC ................................      Ba3      BB-          7.45%          01/03/12        1,360,373
                                                                                                                       ------------
                                                                                                                          9,455,437
                                                                                                                       ------------
               COMPUTER HARDWARE - 1.6%
   1,493,169   Activant Solutions, Inc. .......................       B1       B+       6.94%-7.50%       05/02/13        1,399,845
                                                                                                                       ------------
               CONSTRUCTION & ENGINEERING - 0.4%
     471,429   Standard Pacific Corp. .........................      Ba3      BB-          6.66%          05/05/13          337,071
                                                                                                                       ------------
               DISTILLERS & VINTNERS - 0.6%
     500,000   Constellation Brands, Inc. .....................      Ba3      BB-       6.94%-7.50%       06/05/13          485,729
                                                                                                                       ------------
               DIVERSIFIED CHEMICALS - 3.9%
     196,364   Brenntag Holding GmbH
                  & Company KG ................................       B1       B+          7.39%          01/18/14          186,218
     803,636   Brenntag Holding GmbH
                  & Company KG ................................       B1       B+          7.39%          12/23/13          762,115
   1,455,476   Huntsman International, LLC ....................      Ba1      BB+          6.53%          04/19/14        1,425,356
     987,500   Lyondell Chemical Company ......................      Ba2       BB          6.32%          08/16/13          978,722
                                                                                                                       ------------
                                                                                                                          3,352,411
                                                                                                                       ------------


Page 8                  See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -(CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

  PRINCIPAL                                                          RATINGS (b)                          STATED
    VALUE                         DESCRIPTION                      MOODY'S    S&P         COUPON       MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES - 5.0%
$  1,523,256   Affinion Group, Inc. ...........................      Ba2       BB       7.27%-7.48%       10/17/12     $  1,461,057
   1,496,250   Clarke American Corp. ..........................       B1      BB-          7.70%          04/04/14        1,366,076
     500,000   First Data Corp. ...............................      Ba3      BB-          7.96%          09/24/14          473,062
     500,000   Itron, Inc. ....................................      Ba3       B+       6.83%-7.20%       04/18/14          486,875
     490,977   N.E.W. Holdings I, LLC .........................     NR(e)    NR(e)      7.39%-8.22%       05/22/14          459,677
                                                                                                                       ------------
                                                                                                                          4,246,747
                                                                                                                       ------------
               DIVERSIFIED METALS & MINING - 1.1%
     982,500   Alpha Natural Resources, LLC ...................       B1      BB-          6.95%          10/26/12          961,212
                                                                                                                       ------------
               EDUCATION SERVICES - 0.5%
     477,917   PRO-QUEST-CSA, LLC .............................      Ba3      BB-       7.31%-7.87%       02/09/14          464,774
                                                                                                                       ------------
               ELECTRIC UTILITIES - 6.9%
     497,500   Calpine Corp. (f) ..............................     NR(e)    NR(e)         7.45%          03/29/09          484,263
     996,650   Covanta Energy Corp. ...........................      Ba2       BB       6.44%-7.06%       02/09/14          952,631
     795,076   Mirant North America, LLC ......................      Ba3       BB          6.57%          01/03/13          766,917
   1,992,929   NRG Energy, Inc. ...............................      Ba1       BB       6.85%-6.95%       02/01/13        1,894,777
   1,041,457   Riverside Energy Center, LLC ...................       B1       B           9.21%          06/24/11        1,034,513
     724,558   Rocky Mountain Energy Center, LLC ..............       B1       B           9.21%          06/24/11          719,727
                                                                                                                       ------------
                                                                                                                          5,852,828
                                                                                                                       ------------
               ENVIRONMENTAL & FACILITIES SERVICES - 0.9%
     798,701   Energy Solutions, LLC ..........................     NR(e)    NR(e)         7.66%          06/07/13          774,741
      31,447   Energy Solutions, LLC ..........................     NR(e)    NR(e)         6.94%          06/07/13           30,503
                                                                                                                       ------------
                                                                                                                            805,244
                                                                                                                       ------------
               FOOD DISTRIBUTORS - 1.5%
     861,667   Birds Eye Foods ................................     NR(e)    NR(e)         6.95%          03/22/13          815,352
     497,500   Dean Foods Company .............................      Ba3       BB          6.95%          04/02/14          472,116
                                                                                                                       ------------
                                                                                                                          1,287,468
                                                                                                                       ------------
               FOOD RETAIL - 1.1%
     987,469   SUPERVALU, Inc. ................................      Ba3      BB-          6.17%          06/02/12          965,388
                                                                                                                       ------------
               FOREST PRODUCTS - 3.8%
   1,433,611   Georgia-Pacific Corp. ..........................      Ba2      BB+       6.95%-7.47%       12/29/12        1,359,754
   1,969,937   Georgia-Pacific Corp. ..........................      Ba2      BB+       6.83%-7.47%       12/20/12        1,868,450
                                                                                                                       ------------
                                                                                                                          3,228,204
                                                                                                                       ------------
               HEALTH CARE EQUIPMENT - 1.2%
   1,000,000   Biomet, Inc. ...................................       B1      BB-          8.20%          09/25/13          986,136
                                                                                                                       ------------
               HEALTH CARE FACILITIES - 5.0%
   1,491,244   HCA, Inc. ......................................      Ba3       BB          7.45%          11/17/13        1,426,118
     995,000   Health Management Associates, Inc. .............      Ba2      BB-       6.57%-6.95%       02/28/14          931,431
     987,342   Select Medical Corp. ...........................      Ba2      BB-       7.00%-7.20%       02/24/12          934,684


                       See Notes to Financial Statements                  Page 9

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) -(CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

  PRINCIPAL                                                          RATINGS (b)                          STATED
    VALUE                         DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               HEALTH CARE FACILITIES - (CONTINUED)
$    834,516   USP Domestic Holdings, Inc. ....................     Ba3        B           7.38%          04/19/14     $    788,618
     161,290   USP Domestic Holdings, Inc. (h) ................     Ba3        B      1.25% (i)-7.43%     04/19/14          152,420
                                                                                                                       ------------
                                                                                                                          4,233,271
                                                                                                                       ------------
               HEALTH CARE SERVICES - 9.4%
   2,814,385   CHS/Community Health Systems, Inc. .............     Ba3        BB       7.07%-7.33%       07/25/14        2,688,699
     185,615   CHS/Community Health Systems, Inc. (h) .........     Ba3        BB        0.50% (i)        07/25/14          177,325
   2,500,000   DaVita, Inc. ...................................     Ba1       BB+       6.27%-6.88%       10/05/12        2,398,861
     901,786   Fresenius Medical Care AG ......................     Ba1       BBB-      6.44%-6.97%       03/31/13          869,578
     496,250   Healthways, Inc. ...............................     Ba2       BB+          6.70%          12/01/13          477,641
     492,500   Quintiles Transnational Corp. ..................      B1        BB          7.20%          03/31/13          474,647
     913,343   US Oncology Holdings, Inc. .....................     Ba2       BB-       7.73%-7.95%       08/20/11          876,810
                                                                                                                       ------------
                                                                                                                          7,963,561
                                                                                                                       ------------
               INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 3.4%
   1,000,000   Dynegy Holdings, Inc. ..........................     Ba1       BB-          6.31%          04/12/13          934,375
   1,000,000   NRG Holdings, Inc. (h) .........................      B2        B-        0.50% (i)        06/08/14          959,643
   1,000,000   Texas Competitive Electric
                  Holdings Company, LLC .......................     Ba3        B+          8.40%          10/10/14          981,250
                                                                                                                       ------------
                                                                                                                          2,875,268
                                                                                                                       ------------
               INDUSTRIAL MACHINERY - 0.5%
     498,750   Edwards (Cayman Islands II) Limited ............      B1        BB          7.08%          05/31/14          453,863
                                                                                                                       ------------
               INSURANCE BROKERS - 0.6%
     407,475   Hub International Holdings, Inc. ...............      B2        B+          8.20%          06/13/14          386,592
      91,431   Hub International Holdings, Inc. (h) ...........      B2        B+     1.38% (i)-7.32%     06/13/14           86,745
                                                                                                                       ------------
                                                                                                                            473,337
                                                                                                                       ------------
               INTERNET RETAIL - 0.5%
     485,904   Sabre Holdings Corp. ...........................      B1        B+          6.96%          09/30/14          446,756
                                                                                                                       ------------
               INTERNET SOFTWARE & SERVICES - 1.7%
     529,121   Open Solutions, Inc. ...........................     Ba3       BB-          7.28%          01/23/14          498,366
     977,613   SunGard Data Systems, Inc. .....................     Ba3        BB          6.90%          02/28/14          941,869
                                                                                                                       ------------
                                                                                                                          1,440,235
                                                                                                                       ------------
               INVESTMENT BANKING & BROKERAGE - 0.9%
     767,197   Ameritrade Holding Corp. .......................     Ba1        BB          6.32%          12/31/12          745,140
                                                                                                                       ------------
               IT CONSULTING & OTHER SERVICES - 5.0%
     792,724   Alion Science and Technology Corp. .............     Ba3       BB-       7.32%-7.33%       02/06/13          753,088
     500,000   CACI International, Inc. .......................     Ba1        NR       7.02%-7.15%       05/03/11          483,750
   1,741,333   DynCorp International, LLC .....................     Ba2        BB          7.25%          06/28/12        1,633,950
   1,485,028   West Corp. .....................................      B1       BB-       7.16%-7.47%       10/24/13        1,414,488
                                                                                                                       ------------
                                                                                                                          4,285,276
                                                                                                                       ------------


Page 10                 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

 PRINCIPAL                                                           RATINGS (b)                          STATED
   VALUE                          DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               LEISURE FACILITIES - 3.4%
$    987,500   Cedar Fair, LP .................................      Ba3      BB           6.82%          08/30/12     $    928,003
     989,950   London Area and Waterfront
                  Finance, LLC ................................     NR(e)    NR(e)         8.20%          03/08/12          970,151
   1,052,363   Six Flags, Inc. ................................       B1       B        7.03%-7.25%       04/30/15          971,792
                                                                                                                       ------------
                                                                                                                          2,869,946
                                                                                                                       ------------
               LIFE & HEALTH INSURANCE - 1.1%
     495,002   Conseco, Inc. ..................................      Ba3      B+           6.81%          10/10/13          453,752
     486,166   Multiplan Merger Corp. .........................       B1      B+           7.32%          04/12/13          469,302
                                                                                                                       ------------
                                                                                                                            923,054
                                                                                                                       ------------
               MOVIES & ENTERTAINMENT - 5.4%
     859,058   Deluxe Entertainment Services
                  Group, Inc. .................................       B1       B           7.45%          05/11/13          803,220
   1,497,500   Discovery Communications
                  Holding, LLC ................................     NR(e)     NR           7.20%          05/14/14        1,449,580
     500,000   National CineMedia, LLC ........................       B1      B+           7.46%          02/13/15          472,110
   1,925,758   WMG Acquisition Corp. ..........................      Ba2      BB-       7.02%-7.15%       03/01/11        1,841,507
                                                                                                                       ------------
                                                                                                                          4,566,417
                                                                                                                       ------------
               MULTI-UTILITIES - 0.6%
     500,000   KGEN, LLC ......................................      Ba3      BB           7.00%          02/08/14          475,000
                                                                                                                       ------------
               OFFICE SERVICES & SUPPLIES - 1.1%
     972,632   Emdeon Business Services, LLC ..................       B1      BB-          7.20%          11/16/13          938,590
                                                                                                                       ------------
               OIL & GAS EQUIPMENT & SERVICES - 2.4%
     997,500   Hercules Offshore, Inc. ........................      Ba3      BB           6.99%          07/11/13          982,538
   1,082,124   Targa Resources, Inc ...........................      Ba3      B+        6.91%-7.20%       10/31/12        1,057,777
                                                                                                                       ------------
                                                                                                                          2,040,315
                                                                                                                       ------------
               OIL & GAS EXPLORATION & PRODUCTION - 2.6%
   1,401,936   ATP Oil & Gas Corp. ............................       NR      NR        8.29%-8.89%       04/14/10        1,380,907
     853,738   Plains Resources, Inc. .........................      Ba2      BB           6.38%          08/12/11          832,394
                                                                                                                       ------------
                                                                                                                          2,213,301
                                                                                                                       ------------
               OIL & GAS REFINING, MARKETING & TRANSPORTATION - 3. 0%
     984,370   Eagle Rock Gas Gathering &
                  Processing, Ltd. ............................       NR      NR           9.25%          12/03/12          959,761
   1,150,000   Energy Transfer Equity, LP .....................      Ba2      NR           6.65%          02/08/12        1,115,500
     500,000   Enterprise GP Holdings, LP .....................      Ba2      BB-          7.49%          11/08/14          496,250
                                                                                                                       ------------
                                                                                                                          2,571,511
                                                                                                                       ------------
               OIL & GAS STORAGE & TRANSPORTATION - 1.1%
     983,598   Kinder Morgan, Inc. ............................      Ba2      BB-          6.33%          05/30/14          933,498
                                                                                                                       ------------


                   See Notes to Financial Statements                     Page 11

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

 PRINCIPAL                                                           RATINGS (b)                          STATED
   VALUE                          DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               PACKAGED FOODS & MEATS - 0.9%
$    806,771   THL Food Products Company ......................      Ba3      BB-       6.50%-6.77%       11/21/10     $    791,644
                                                                                                                       ------------
               PAPER PACKAGING - 2.5%
     247,845   Boise Cascade, LLC .............................      Ba2      BB+       6.34%-6.72%       04/30/14          243,694
     995,000   Graham Packaging Holdings
                  Company .....................................       B1      B+        7.50%-8.00%       10/07/11          952,402
   1,000,000   Graphic Packaging
                  International, Inc. .........................      Ba2      BB-       6.83%-7.20%       05/16/14          966,563
                                                                                                                       ------------
                                                                                                                          2,162,659
                                                                                                                       ------------
               PAPER PRODUCTS - 2.2%
     760,704   Appleton Papers, Inc. ..........................      Ba2      BB+       6.65%-6.99%       06/05/14          718,865
   1,209,375   Domtar Corp. ...................................      Ba1      BB+          6.03%          03/07/14        1,156,681
                                                                                                                       ------------
                                                                                                                          1,875,546
                                                                                                                       ------------
               PHARMACEUTICALS - 3.9%
   1,995,000   Cardinal Health 409, Inc. ......................      Ba3      BB-          7.45%          04/10/14        1,894,003
     983,333   Graceway Pharmaceuticals, LLC ..................      Ba3      BB           7.95%          05/03/12          932,200
     281,182   Stiefel Laboratories, Inc. .....................       B1      BB-          7.50%          12/28/13          272,746
     215,068   Stiefel Laboratories, Inc. (h) .................       B1      BB-          7.50%          12/28/13          208,616
                                                                                                                       ------------
                                                                                                                          3,307,565
                                                                                                                       ------------
               PUBLISHING - 7.7%
   1,110,890   Dex Media West, Inc. ...........................      Ba1      BB+       6.33%-7.22%       03/09/10        1,085,026
     135,870   Gatehouse Media, Inc. (h) ......................       B1      BB-       7.07%-7.25%       08/28/14          120,536
     364,130   Gatehouse Media, Inc. ..........................       B1      BB-          7.07%          08/28/14          323,036
   1,985,000   Idearc, Inc. ...................................      Ba2     BBB-          7.20%          11/17/14        1,898,156
     561,280   Media News Group, Inc. .........................      Ba2      BB-          6.64%          12/30/10          522,693
     709,493   RH Donnelley, Inc. .............................      Ba1      BB+       6.46%-7.22%       06/30/11          687,223
     994,985   Riverdeep Interactive Learning
                  USA, Inc. ...................................       B1       B           7.95%          12/20/13          986,072
     475,000   Wenner Media, LLC ..............................     NR(e)    NR(e)         6.95%          10/02/13          456,000
     500,000   Yell Group, PLC ................................      Ba3      BB-          6.82%          10/27/12          486,042
                                                                                                                       ------------
                                                                                                                          6,564,784
                                                                                                                       ------------
               RAILROADS - 0.6%
     500,000   Railamerica Transportation Corp. ...............       NR      NR           7.12%          08/14/08          488,750
                                                                                                                       ------------
               REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.8%
     500,000   LNR Property Corp. .............................       B2      BB           7.63%          07/12/09          475,000
     500,000   LNR Property Corp. .............................       B2      BB           7.63%          07/12/11          477,500
     496,222   Mattamy Funding Partnership ....................     NR(e)    NR(e)         7.38%          04/11/13          463,967
     990,000   Shea Capital I, LLC ............................     NR(e)    NR(e)         7.20%          10/27/11          836,550
   1,000,000   Tishman Speyer Real Estate D.C.
                  Area Portfolio, LP. .........................      Ba2      BB-          6.42%          12/27/12          962,500
                                                                                                                       ------------
                                                                                                                          3,215,517
                                                                                                                       ------------
               RETAIL REITS - 3.4%
     930,263   Capital Automotive, LP .........................      Ba1      BB+          6.47%          12/16/10          910,072
   2,000,000   Macerich Partnership (The), LP .................     NR(e)    NR(e)         6.25%          04/26/10        1,970,000
                                                                                                                       ------------
                                                                                                                          2,880,072
                                                                                                                       ------------


Page 12                    See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

 PRINCIPAL                                                           RATINGS (b)                          STATED
   VALUE                          DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) - (CONTINUED)

               SEMICONDUCTORS - 1.6%
$  1,485,000   Freescale Semiconductors, Inc. .................     Baa3      BB+          7.33%          12/01/13     $  1,387,019
                                                                                                                       ------------
               SPECIALIZED CONSUMER SERVICES - 2.6%
   1,000,000   Nielsen Finance, LLC ...........................      Ba3      B+        6.92%-7.15%       08/09/13          947,083
   1,332,551   RMK Acquisition Corp. ..........................      Ba3      BB-          7.20%          01/26/14        1,270,588
                                                                                                                       ------------
                                                                                                                          2,217,671
                                                                                                                       ------------
               SPECIALIZED FINANCE - 1.7%
     500,000   J.G. Wentworth, LLC ............................      B2       B+           7.45%          04/04/14          466,250
     981,250   Peach Holdings, Inc. ...........................      B2        B           8.95%          11/21/13          946,906
                                                                                                                       ------------
                                                                                                                          1,413,156
                                                                                                                       ------------
               SPECIALTY CHEMICALS - 1.4%
     995,000   Celanese Holdings, LLC .........................      Ba3      BB           6.98%          04/02/14          952,022
     308,523   Foamex, LP .....................................      B1       B+        6.90%-8.75%       02/12/13          285,899
                                                                                                                       ------------
                                                                                                                          1,237,921
                                                                                                                       ------------
               SPECIALTY STORES - 0.5%
     497,500   Yankee Candle Company
                  (The), Inc. .................................      Ba3      BB-          7.20%          02/06/14          465,784
                                                                                                                       ------------
               TECHNOLOGY DISTRIBUTORS - 1.1%
     990,000   H3C Holdings, Ltd. .............................      Ba2      BB           8.14%          09/28/12          940,500
                                                                                                                       ------------
               TRUCKING - 2.2%
   1,685,489   Hertz (The) Corp. ..............................      Ba1      BB+       6.41%-7.00%       12/21/12        1,650,968
     264,952   Swift Transportation ...........................      B1       BB-          7.94%          05/10/14          224,298
                                                                                                                       ------------
                                                                                                                          1,875,266
                                                                                                                       ------------
               WIRELESS TELECOMMUNICATION SERVICES - 4.2%
     500,000   Asurion Corp. ..................................     NR(e)    NR(e)         7.88%          07/03/14          482,188
     310,350   Clearwire Corp. (h) ............................      NR       NR       10.81%-11.70%      07/03/12          302,204
     189,650   Clearwire Corp. ................................      NR       NR          10.69%          07/03/12          184,672
     995,000   Crown Castle Operating Company .................      Ba3      BB+       6.64%-6.73%       01/09/14          944,184
   1,000,000   Intelsat (Bermuda), Ltd. (j) ...................      B2        B           7.21%          02/01/14          976,662
     698,250   Windstream Corp. ...............................     Baa3     BBB-          6.71%          07/17/13          683,631
                                                                                                                       ------------
                                                                                                                          3,573,541
                                                                                                                       ------------

               TOTAL SENIOR FLOATING-RATE TERM LOAN INTERESTS (d) ..................................................    138,359,081
               (Cost $144,618,829)                                                                                     ------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

 PRINCIPAL                                                           RATINGS (b)                          STATED
   VALUE                          DESCRIPTION                      MOODY'S    S&P         COUPON        MATURITY (c)       VALUE
------------   ------------------------------------------------   ----------------    ---------------   ------------   ------------
SENIOR FLOATING-RATE NOTES - 0.9%

               BROADCASTING & CABLE TV - 0.3%
$    250,000   Paxson Communications Corp. (k) ................     B1       CCC+          8.49%          01/15/12     $    245,625
                                                                                                                       ------------
               ELECTRICAL COMPONENTS & EQUIPMENT - 0.3%
     325,000   NXP B.V. (k) ...................................     Ba3       BB+          7.99%          10/15/13          307,125
                                                                                                                       ------------
               LEISURE FACILITIES - 0.3%
     250,000   HRP Myrtle Beach (k) ...........................     B2        B+           9.89%          04/01/12          242,500
                                                                                                                       ------------

               TOTAL SENIOR FLOATING-RATE NOTES ....................................................................        795,250
               (Cost $826,125)                                                                                         ------------

NOTES - 0.0%

               HOME BUILDERS - 0.0%
     145,455   TOUSA, Inc. PIK (k) (l) ........................     C         C            1.00%          07/01/15            6,400
                                                                                                                       ------------

               TOTAL NOTES .........................................................................................          6,400
               (Cost $89,206)                                                                                          ------------

  SHARES               DESCRIPTION                                                                                        VALUE
------------   -----------------------------------------------------------------------------------------------------   ------------
PREFERRED STOCKS - 0.0%

               HOMEBUILDING - 0.0%
         855   TOUSA, Inc. (8.0%, Series A Convertible Payment-In-Kind Preferred Stock) (k) ........................         37,600
                                                                                                                       ------------

               TOTAL PREFERRED STOCKS ..............................................................................         37,600
               (Cost $512,727)                                                                                         ------------

CLOSED-END FUNDS - 0.4%

               ASSET MANAGEMENT & CUSTODY BANKS - 0.4%
      52,700   ING Prime Rate Trust ................................................................................        346,239
                                                                                                                       ------------

               TOTAL CLOSED-END FUNDS ..............................................................................        346,239
               (Cost $328,705)                                                                                         ------------

 PRINCIPAL                                                                                                STATED
  VALUE                DESCRIPTION                                                        COUPON        MATURITY (c)       VALUE
------------   --------------------------------------------------------------------   ---------------   ------------   ------------
SHORT-TERM INVESTMENTS - 7.1%

               COMMERCIAL PAPER - 7.1%
$  6,000,000   Ebbets Funding LLC ....................................................     7.00%          12/03/07        5,998,283
                                                                                                                       ------------

               TOTAL COMMERCIAL PAPER ..............................................................................      5,998,283
               (Cost $5,998,283)                                                                                       ------------

               TOTAL INVESTMENTS - 171.1% ..........................................................................    145,542,853
               (Cost $152,373,875) (m)


Page 14                    See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
NOVEMBER 30, 2007 (UNAUDITED)

                DESCRIPTION                                                                                              VALUE
            ---------------------                                                                                     ------------
            NET OTHER ASSETS AND LIABILITIES - (4.1)% ..............................................................  $ (3,491,184)
            MONEY MARKET CUMULATIVE PREFERRED(R) SHARES, AT LIQUIDATION VALUE - (67.0)% ............................   (57,000,000)
                                                                                                                      ------------
            NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0% ..................................................  $ 85,051,669
                                                                                                                      ============

----------
      (a) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common Shares.

      (b) Ratings below Baa3 by Moody's Investors Service, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

      (c) Senior Loans generally are subject to mandatory and/or optional prepayment. Prepayments of Senior Loans may occur because of the mandatory prepayment conditions or because there may be significant economic incentives for a borrower to optionally prepay. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown. Senior Loans generally have maturities that range from five to eight years; however, the Fund estimates that refinancing and prepayments result in an average maturity of the Senior Loans held in its portfolio to be approximately 18-30 months.

      (d) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally
            (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate.

      (e) This Senior Loan Interest was privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

      (f) This Senior Loan Interest was purchased subsequent to the borrower's filing for bankruptcy protection.

      (g)   This issue is secured by a second lien on the issuer's assets.

      (h)   Delayed Draw Loan (See Note 2E).

      (i)   Represents commitment fee rate on delayed draw loans.

      (j)   This issue is unsecured.

      (k) Securities are restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2F).

      (l) This security is a Senior Subordinated Payment-in-Kind Election Note whereby 1.00% of interest per annum will be paid in cash and 13.75% of interest per annum shall be paid by the issuer, at its option (i) entirely in cash, (ii) entirely in Payment-in-Kind interest or (iii) a combination thereof. Interest is paid semi-annually and the first interest payment date is January 15, 2008.

      (m) Aggregate cost for federal income tax and financial reporting purposes.

      NR    Not rated.

CREDIT DEFAULT SWAP CONTRACTS OUTSTANDING

The Fund maintains $1,500,000 in cash or cash equivalents for the following credit default swap contracts outstanding as of November 30, 2007:

                                                                                                   UNREALIZED
   REFERENCE        BUY/SELL                        NOTIONAL    (PAY)/RECEIVE                      APPRECIATION/
    ENTITY         PROTECTION    COUNTERPARTY        AMOUNT      FIXED RATE     EXPIRATION DATE   (DEPRECIATION)
----------------   ----------   ---------------   -----------   -------------   ---------------   -------------
B&G Foods, Inc.       Sell      Lehman Brothers   $   750,000       1.27%          06/20/2012      $    (20,623)
   Dresser, Inc.      Sell      Lehman Brothers       750,000       1.65%          06/20/2012           (24,526)
                                                  -----------                                      ------------
                                                  $ 1,500,000                                      $    (45,149)
                                                  -----------                                      ------------


                   See Notes to Financial Statements                     Page 15

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2007 (UNAUDITED)

ASSETS:
Investments, at value
  (Cost $152,373,875) .....................................................................................   $ 145,542,853
Cash ......................................................................................................         812,334
Prepaid expenses ..........................................................................................           6,661
Receivables:
   Interest ...............................................................................................       1,401,835
   Investment securities sold .............................................................................       1,063,537
   Dividends ..............................................................................................           6,296
                                                                                                              -------------
   Total Assets ...........................................................................................     148,833,516
                                                                                                              -------------
LIABILITIES:
Payables:
   Investment securities purchased ........................................................................       6,278,103
   Accumulated unpaid dividends on Money Market Cumulative Preferred(R) Shares ............................         213,037
   Investment advisory fees ...............................................................................         113,773
   Unrealized depreciation on open credit default swap contracts ..........................................          45,149
   Printing fees ..........................................................................................          33,722
   Audit fees .............................................................................................          31,608
   Legal fees .............................................................................................          12,914
   Trustees' fees and expenses ............................................................................           7,613
   Custodian fees .........................................................................................           7,397
   Administrative fees ....................................................................................           7,050
   Transfer agent fees ....................................................................................           4,855
Accrued expenses and other liabilities ....................................................................          26,626
                                                                                                              -------------
   Total Liabilities                                                                                              6,781,847
                                                                                                              -------------
NET ASSETS INCLUDING MONEY MARKET CUMMULATIVE PREFFERED(R) SHARES: ........................................   $ 142,051,669
                                                                                                              =============
MONEY MARKET CUMULATIVE PREFERRED(R) SHARES:
($0.01 par value, 2,280 shares issued with liquidation preference of $25,000 per share, unlimited
  number of Money Market Cumulative Preferred(R) Shares has been authorized) ..............................      57,000,000
                                                                                                              -------------

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ............................................................   $  85,051,669
                                                                                                              =============
NET ASSETS CONSIST OF:
Paid-in capital ...........................................................................................   $  92,970,031
Par value .................................................................................................          49,243
Accumulated net investment income (loss) ..................................................................          59,616
Accumulated net realized gain (loss) on investments sold ..................................................      (1,151,050)
Net unrealized appreciation (depreciation) on investments and swap transactions ...........................      (6,876,171)
                                                                                                              -------------
NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) ............................................................   $  85,051,669
                                                                                                              =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share) ......................................   $       17.27
                                                                                                              =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized) ...............       4,924,349
                                                                                                              =============


Page 16                 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

INVESTMENT INCOME:
Interest ..................................................................................................   $   5,481,540
Dividends .................................................................................................          43,594
Other .....................................................................................................          80,293
                                                                                                              -------------
   Total investment income ................................................................................       5,605,427
                                                                                                              -------------
EXPENSES:
Investment advisory fees ..................................................................................         704,840
Money Market Cumulative Preferred(R) Shares commission fees ...............................................          75,587
Administration fees .......................................................................................          43,598
Audit fees ................................................................................................          25,408
Printing fees .............................................................................................          23,257
Trustees' fees and expenses ...............................................................................          20,348
Custodian fees ............................................................................................          19,028
Legal fees ................................................................................................          18,295
Transfer agent fees .......................................................................................          17,614
Other .....................................................................................................          30,679
                                                                                                              -------------
   Total expenses .........................................................................................         978,654
                                                                                                              -------------
   Fees waived by investment advisor ......................................................................         (25,711)
                                                                                                              -------------
   Net expenses ...........................................................................................         952,943
                                                                                                              -------------
NET INVESTMENT INCOME .....................................................................................       4,652,484
                                                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments ...................................................................        (637,721)
                                                                                                              -------------
Net change in unrealized appreciation (depreciation) on:
 Investments ..............................................................................................      (6,741,711)
 Credit default swaps .....................................................................................         (49,432)
                                                                                                              -------------
Net change in unrealized appreciation (depreciation) ......................................................      (6,791,143)
                                                                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ...................................................................      (7,428,864)
                                                                                                              -------------
MONEY MARKET CUMULATIVE PREFERRED(R) SHARE DIVIDENDS ......................................................      (1,674,244)
                                                                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ...........................................   $  (4,450,624)
                                                                                                              =============


                        See Notes to Financial Statements                Page 17

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                SIX MONTHS
                                                                                                   ENDED          YEAR
                                                                                                11/30/2007        ENDED
                                                                                                (UNAUDITED)     5/31/2007
                                                                                               ------------   -------------
OPERATIONS:
Net investment income (loss) ...............................................................   $  4,652,484   $   9,740,972
Net realized gain (loss) ...................................................................       (637,721)        278,898
Net change in unrealized appreciation (depreciation) .......................................     (6,791,143)       (649,464)
Distributions to Preferred Shareholders from:
  Net investment income ....................................................................     (1,674,244)     (3,019,946)
                                                                                               ------------   -------------
Net increase (decrease) in net assets resulting from operations applicable to Common
  Shareholders .............................................................................     (4,450,624)      6,350,460
                                                                                               ------------   -------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
  Net investment income ....................................................................     (3,416,514)     (7,155,572)
                                                                                               ------------   -------------
Total distributions to Common Shareholders .................................................     (3,416,514)     (7,155,572)
                                                                                               ------------   -------------
Net increase (decrease) in net assets applicable to Common Shareholders ....................     (7,867,138)       (805,112)

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS):
Beginning of period ........................................................................     92,918,807      93,723,919
                                                                                               ------------   -------------
End of period ..............................................................................   $ 85,051,669   $  92,918,807
                                                                                               ============   =============
Accumulated net investment (loss) at end of period .........................................   $     59,616   $     497,890
                                                                                               ============   =============


Page 18                 See Notes to Financial Statements

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2007 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ......................   $    (4,450,624)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ...............................................      (750,030,549)
   Sales and maturities of investments ....................................       755,755,667
   Net amortization/accretion of premium/discount on investments ..........           (13,466)
   Net realized loss on investments .......................................           637,721
   Net change in unrealized appreciation (depreciation) on investments ....         6,741,711

CHANGES IN ASSETS AND LIABILITIES:
   Net change in net unrealized appreciation (depreciation) on credit
     default swaps ........................................................            49,432
   Increase in interest receivable ........................................          (297,533)
   Decrease in dividends receivable .......................................             2,708
   Increase in prepaid expenses ...........................................            (3,131)
   Decrease in receivable for investment securities sold ..................         1,719,679
   Decrease in payable for investment securities purchased ................        (7,180,719)
   Increase in accumulated unpaid dividends on Money Market
     Cumulative Preferred(R) Shares .......................................           146,689
   Decrease in investment advisory fees payable ...........................            (3,088)
   Decrease in audit fees payable .........................................           (24,592)
   Increase in legal fees payable .........................................             3,648
   Increase in printing fees payable ......................................               625
   Increase in transfer agent fees payable ................................             1,425
   Decrease in administrative fees payable ................................              (571)
   Decrease in custodian fees payable .....................................              (992)
   Increase in Trustees' fees and expenses payable ........................               530
   Increase in accrued expenses and other liabilities .....................            20,334
                                                                              ---------------
CASH PROVIDED BY OPERATING ACTIVITIES .....................................                     $   3,074,904
                                                                                                -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions to shareholders from net investment income ...............        (3,416,514)
                                                                              ---------------
CASH USED IN FINANCING ACTIVITIES .........................................                        (3,416,514)
                                                                                                -------------
Decrease in cash ..........................................................                          (341,610)
Cash at beginning of period ...............................................                         1,153,944
                                                                                                -------------
Cash at end of period .....................................................                     $     812,334
                                                                                                =============


                        See Notes to Financial Statements                Page 19

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                               SIX MONTHS
                                                                 ENDED           YEAR       YEAR         YEAR        PERIOD
                                                               11/30/2007       ENDED       ENDED       ENDED         ENDED
                                                              (UNAUDITED)     5/31/2007   5/31/2006   5/31/2005   5/31/2004(a)
                                                              -----------     ---------   ---------   ---------   ------------
Net asset value, beginning of period ......................   $     18.87     $   19.03   $   19.07   $   19.16   $      19.10(b)
                                                              -----------     ---------   ---------   ---------   ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income. ....................................          0.94          1.98        1.75        1.26           0.61
Net realized and unrealized gain (loss) ...................         (1.51)        (0.08)       0.10        0.02           0.25
Distributions paid to MMP(c) Shareholders from:
   Net investment income ..................................         (0.34)        (0.61)      (0.48)      (0.26)         (0.07)
                                                              -----------     ---------   ---------   ---------   ------------
Total from investment operations...........................         (0.91)         1.29        1.37        1.02           0.79
                                                              -----------     ---------   ---------   ---------   ------------
DISTRIBUTIONS PAID TO COMMON SHAREHOLDERS FROM:
   Net investment income ..................................         (0.69)        (1.45)      (1.24)      (0.95)         (0.53)
   Net realized gain ......................................            --            --       (0.17)      (0.16)            --
                                                              -----------     ---------   ---------   ---------   ------------
Total distributions to Common Shareholders ................         (0.69)        (1.45)      (1.41)      (1.11)         (0.53)
                                                              -----------     ---------   ---------   ---------   ------------
Dilutive impact from the offering of MMP Shares (d) .......            --            --          --          --          (0.16)
                                                              -----------     ---------   ---------   ---------   ------------
Common Share offering costs charged to paid-in capital ....            --            --          --          --          (0.04)
                                                              -----------     ---------   ---------   ---------   ------------
Net asset value, end of period ............................   $     17.27     $   18.87   $   19.03   $   19.07   $      19.16
                                                              ===========     =========   =========   =========   ============
Market value, end of period ...............................   $     15.38     $   18.80   $   17.63   $   18.00   $      20.70
                                                              ===========     =========   =========   =========   ============
TOTAL RETURN BASED ON NET ASSET VALUE (e)(f) ..............         (4.58)%        7.39%       8.12%       5.49%          3.12%
                                                              ===========     =========   =========   =========   ============
TOTAL RETURN BASED ON MARKET VALUE (f)(g) .................        (14.71)%       15.49%       6.12%      (7.84)%         6.40%
                                                              ===========     =========   =========   =========   ============
----------

RATIOS TO AVERAGE NET ASSETS AVAILABLE
  TO COMMON SHAREHOLDERS:
Ratio of total expenses to average net assets .............          2.21%(h)      2.18%       2.19%       2.09%          2.00%(h)
Ratio of net expenses to average net assets ...............          2.15%(h)      2.10%       2.07%       1.92%          1.84%(h)
Ratio of net investment income to average net assets ......         10.51%(h)     10.52%       9.12%       6.53%          4.73%(h)
Ratio of net investment income to average net assets
  net of MMP dividends(i) .................................         6.73%(h)       7.26%       6.63%       5.16%          4.18%(h)

SUPPLEMENTAL DATA:
Portfolio turnover rate ...................................            26%           92%         83%        113%           107%
Net assets, end of period (in 000's) ......................   $    85,052     $  92,919   $  93,724   $  93,919   $     94,170
Ratio of total expenses to total average Managed Assets ...          1.34%(h)      1.35%       1.36%       1.31%          1.35%(h)
Ratio of net expenses to total average Managed Assets .....          1.31%(h)      1.30%       1.29%       1.20%          1.24%(h)

PREFERRED SHARES:
Total MMP Shares outstanding ..............................         2,280         2,280       2,280       2,280          2,280
Liquidation and market value per MMP share (j) ............   $    25,093     $  25,029   $  25,024   $  25,013   $     25,004
Asset coverage per share(k) ...............................   $    62,397     $  65,754   $  66,107   $  66,193   $     66,303

----------
(a) Initial seed date of September 18, 2003, the Fund commenced operations on September 25, 2003.

(b)   Net of sales load of $0.90 per Common Share on initial offering.

(c)   Money Market Cumulative Preferred(R) ("MMP") Shares.

(d) The expenses associated with the offering of the MMP Shares had a $(0.16) impact on the Common Share NAV.

(e) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(f)   Total return is not annualized for periods less than one year.

(g) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share market price per share, all based on Common Share market price per share.

(h)   Annualized.

(i)   Ratio reflects income and distributions to MMP Shareholders.

(j)   Includes accumulated and unpaid distributions to MMP Shareholders.

(k) Calculated by subtracting the Fund's total liabilities (not including the MMP Shares and unpaid dividends on MMP Shares) from the Fund's total assets, and dividing by the number of MMP Shares outstanding.


Page 20                 See Notes to Financial Statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust/Four Corners Senior Floating Rate Income Fund (the "Fund") is a diversified, closed-end management investment company initially organized as a Delaware statutory trust on May 13, 2003. The Fund was reorganized as a Massachusetts business trust on August 8, 2003 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCM on the American Stock Exchange.

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior secured floating rate corporate loans ("Senior Loans"). There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Fund's Common Shares is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Total Assets (the value of securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received), and dividing the result by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, First Trust Advisors L.P. ("First Trust") may use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal market for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

The Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially in the past several years, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically Senior Loans are valued using information provided by an independent third party pricing service. If the pricing service cannot or does not provide a valuation for a particular Senior Loan or such valuation is deemed unreliable, First Trust may value such Senior Loan at a fair value according to procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days are valued at amortized cost.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

B. CREDIT DEFAULT SWAPS:

The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap contract is an agreement between two parties to exchange the credit risk of an issuer. The Fund may be either the buyer or seller in a credit default swap transaction. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on the underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value", of the reference obligation. In exchange, the seller receives the par value of securities of the reference obligor. An event of default may be a grace period extension, obligation acceleration, repudiation/moratorium, or restructuring.

If the Fund is a buyer and no event of default occurs, the Fund will have made a series of periodic payments and recover nothing of monetary value. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value, or "par value" of the reference obligation. Buying a credit default swap contract involves the risk that the contract may expire worthless and the credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of default. If the Fund is a seller and no event of default occurs, the Fund will have received a periodic stream of payments over the term of the contract and paid nothing of monetary value. However, if an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value, or "par value," of the reference obligation. In exchange, the Fund receives the par value of securities of the reference obligor. Selling a credit default swap contract involves greater risks than if the Fund had invested in the reference obligation directly. The Fund will segregate assets in the form of cash and/or cash equivalents in an amount equal to the aggregate market value of the credit default swap contracts of which it is a seller. Additionally, the Fund maintains liquid assets for the full notional amount of the credit default swap contracts of which it is a seller. The Fund may only enter into such transactions with counterparties rated A- or higher.

Credit default swap contracts are marked to market daily based upon quotations from brokers or market makers and the change in value, if any, is recorded as unrealized appreciation (depreciation). For a credit default swap contract sold by the Fund, payment of the agreed upon amount made by the Fund in the event of default of the referenced debt obligation is recorded as the cost of the reference debt obligation purchased/received.

C. REPURCHASE AGREEMENTS:

The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

D. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At November 30, 2007, the Fund had no when-issued or delayed-delivery purchase commitments.

E. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund had unfunded delayed draw loan commitments of approximately $2,429,437 as of November 30, 2007. The Fund is obligated to fund these loan commitments at the borrower's discretion. Net unrealized depreciation of $113,841 from the commitments is included in "Accrued Expenses and other Liabilities" on the Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

F. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that can not be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. The Fund held restricted securities at November 30, 2007 as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued using market quotations according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                                                                                                                 % OF
                                                                     CARRYING                                  NET ASSETS
                                                                       VALUE                                   APPLICABLE
                                        ACQUISITION    PRINCIPAL     PER SHARE      CURRENT       11/30/07      TO COMMON
SECURITY                                    DATE      VALUE/SHARES   11/30/07    CARRYING COST      VALUE     SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------
HRP Myrtle Beach                          03/23/06       250,000      $ 97.00     $   250,000    $  242,500      0.29%
NXP B.V.                                  10/05/06       325,000        94.50         326,125       307,125      0.36%
Paxson Communications Corp.               12/19/05       250,000        98.25         250,000       245,625      0.29%
TOUSA, Inc. - Notes                        7/31/07       145,455         4.40          89,206         6,400      0.01%
TOUSA, Inc. - Preferred Stocks             7/31/07           855         0.04         512,727        37,600      0.04%
                                                                                  -----------    ----------      ----
                                                                                  $ 1,428,058    $  839,250      0.99%
                                                                                  ===========    ==========      ====

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with the financing associated with leverage. If the Fund recognizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and Money Market Cumulative Preferred(R) Shares ("MMP Shares") issued by the Fund in proportion to the total dividends paid for the year. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The tax character of distributions paid during the fiscal year ended May 31, 2007 is as follows:

                                                                      2007
                                                                      ----
Distributions paid from:
Ordinary Income ................................................   $ 10,175,518

As of May 31, 2007, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income ..................................   $    568,521
Net Unrealized Appreciation (Depreciation) .....................   $   (150,951)

H. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

In June 2006, Financial Accounting Standards Board ("FASB") Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement 109 ("FIN 48"), was issued and is effective for fiscal years beginning after December 15, 2006. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. As of November 30, 2007, management has evaluated the application of FIN 48 to the Fund, and has determined that there is no material impact resulting from the adoption of this Interpretation on the Fund's financial statements.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended May 31, 2007, the Fund had elected to defer capital losses occurring between November 1, 2006 and May 31, 2007 in the amount of $10,688.

As of May 31, 2007 the Fund had a capital loss carryforward for federal income tax purposes of $441,001, expiring on May 31, 2014.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

I. EXPENSES:

The Fund pays all expenses directly related to its operations.

J. ACCOUNTING PRONOUNCEMENTS:

In September 2006, Statement of Financial Accounting Stanadrds No. 157, Fair Value Measurements ("SFAS 157"), was issued and is effective for the fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, Management is evaluating the implications of SFAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage. L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.97% of the Fund's Managed Assets, the average daily gross asset value of the Fund (which includes assets attributable to the Fund's MMP Shares, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding MMP Shares and accrued liabilities.

Four Corners Capital Management, LLC ("Four Corners" or the "Sub-Advisor") serves as the Fund's investment sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives an annual portfolio management fee of 0.56% of Managed Assets that is paid monthly by First Trust from its investment advisory fee.

First Trust agreed to waive fees in an amount equal to 0.05% of the average daily Managed Assets of the Fund from October 1, 2005 through September 30, 2007. Prior to October 1, 2005, First Trust waived fees equal to 0.11% of the average daily Managed Assets of the Fund for the first two years of the Fund's operation. The Sub-Advisor agreed to bear a portion of this fee waiver obligation by reducing the amount of its sub-advisory fee by 0.02% from October 1, 2005 through September 30, 2007. Prior to October 1, 2005, the Sub-Advisor agreed to reduce the amount of its sub-advisory fee by 0.045%. Waivers are reported as "Fees waived by the investment advisor" on the Statement of Operations.

PFPC Inc. ("PFPC"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

Deutsche Bank Trust Company Americas, a wholly-owned subsidiary of Deutsche Bank AG ("Auction Agent"), serves as the Fund's MMP Share transfer agent, registrar, dividend disbursing agent and redemption agent.

Effective January 1, 2007, the Trustees approved a revised compensation plan. Under the revised plan, each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust added to the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, Thomas R. Kadlec is paid $10,000 annually to serve as the Lead Independent Trustee and Niel B. Nielson is paid $5,000 annually to serve as the chairman of the Audit Committee, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Independent Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Prior to January 1, 2007, the trusts paid each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates an annual retainer of $10,000, which included compensation for all board and committee meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and Valuation Committee will be paid $2,500 to serve in such capacities with such compensation paid by the trusts in First Trust Fund Complex and divided among those trusts. Also effective January 1, 2008, each committee chairman will serve two years before rotating to serve as a chairman of another committee.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended November 30, 2007, were $78,381,810 and $72,811,560, respectively.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

As of November 30, 2007, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $19,375 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $6,850,397.

                                5. COMMON SHARES

As of November 30, 2007, 4,924,349 of $0.01 par value Common Shares were issued. An unlimited number of Common Shares have been authorized under the Fund's Dividend Reinvestment Plan.

                 6. MONEY MARKET CUMULATIVE PREFERRED(R) SHARES

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of preferred shares of beneficial interest, par value $0.01 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of Common Shareholders. As of November 30, 2007, the Fund has 2,280 MMP Shares outstanding at a liquidation value of $25,000 per share.

The Fund is required to meet certain asset coverage tests with respect to the MMP Shares. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to the MMP Shares Basic Maintenance Amount as of any Valuation Date and the failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain MMP Shares.

An auction of the MMP Shares is generally held every 28 days. Existing shareholders may submit an order to hold, bid or sell such shares at par value on each auction date.

The annual dividend rate in effect as of November 30, 2007 was 4.55% The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The high and low annual dividend rates during the six months ended November 30, 2007, were 5.33% and 4.55%, respectively, and the average dividend rate was 5.09%. These rates may vary in a manner not related directly to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Under Emerging Issues Task Force (EITF) promulgating Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to guidance of the EITF, the Fund's MMP Shares are classified outside of permanent equity (net assets attributable to Common Shares) in the accompanying financial statements.

                             7. RISK CONSIDERATIONS

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the bond market, or when political or economic events affecting the issuers occur.

LOWER GRADE DEBT INSTRUMENTS: The Senior Loans in which the Fund invests are generally lower grade. These lower grade debt instruments may become the subject of bankruptcy proceedings or otherwise subsequently default as to the repayment of principal and/or payment of interest or be downgraded to ratings in the lower rating categories. Lower grade debt instruments tend to be less liquid than higher grade debt instruments.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The Fund borrowed pursuant to a leverage borrowing program, through the issuance of Preferred Shares, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

SENIOR LOAN RISK: In the event a Borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another Lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that Lender. The value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the Borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid, and/ or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

                               8. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

On November 20, 2007, the Fund declared a dividend of $0.1023 per share, which represents a dividend from net investment income to Common Shareholders of record December 5, 2007, payable December 12, 2007.

On December 20, 2007, the Fund declared a dividend of $0.1023 per share, which represents a dividend from net investment income to Common Shareholders of record December 31, 2007, payable January 15, 2008.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases.

Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                                BY-LAW AMENDMENTS

On December 10, 2006, the Board of Trustees of the Fund approved certain changes to the By-Laws of the Fund that may have the effect of delaying or preventing a change of control of the Fund, including the implementation of a staggered Board of Trustees. These changes were not required to be, and were not, approved by the Fund's shareholders. To receive a copy of the amended By-Laws, investors may call the Fund at (800) 988-5891.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the First Trust/Four Corners Senior Floating Rate Income Fund and First Trust/Four Corners Senior Floating Rate Income Fund II was held on September 10, 2007. At the Annual Meeting, holders of Common and Preferred Shares of First Trust/Four Corners Senior Floating Rate Income Fund voting together elected James A. Bowen for a three-year term, Trustee Niel B. Nielson for a two-year term and Trustee Richard E. Erickson for a one-year term. Holders of Preferred Shares elected Trustee Thomas R. Kadlec and Trustee Robert F. Keith each for one-year terms. The number of votes cast in favor of James A. Bowen was 4,482,639, the number of votes withheld was 114,575 and the number of abstentions was 329,416. The number of votes cast in favor of Niel B. Nielson was 4,477,935, the number of votes withheld was 119,279 and the number of abstentions was 329,416. The number of votes cast in favor of Richard
E. Erickson was 4,482,185, the number of votes withheld was 115,029 and the number of abstentions was 329,416. The number of votes cast in favor of Thomas
R. Kadlec was 1,990, no votes were withheld and the number of abstentions was
290. The number of votes cast in favor of Robert F. Keith was 1,990, no votes were withheld and the number of abstentions was 290.

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

o     Information about your transactions with us, our affiliates or others;

o     Information we receive from your inquiries by mail, e-mail or telephone;
      and

o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------

            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
                          NOVEMBER 30, 2007 (UNAUDITED)

o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud). In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

[LOGO] FIRST TRUST
ADVISORS L.P.

INVESTMENT ADVISOR
First Trust Advisors L.P.
1001 Warrenville Road
Lisle, IL 60532

INVESTMENT SUB-ADVISOR
Four Corners Capital Management, LLC
515 South Flower Street, Suite 1600
Los Angeles, CA 90071

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)  Not applicable.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the Registrant's most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

       (a)(1)  Not applicable.

       (a)(2)  Certifications  pursuant to Rule 30a-2(a)  under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

       (a)(3)  Not applicable.

       (b)     Certifications  pursuant to Rule 30a-2(b)  under the 1940 Act and
               Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                         James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                         (principal executive officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                         Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer
                         (principal financial officer)

Date              JANUARY 24, 2008
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.